UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018
Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.

On September 12, 2018, Southwest Airlines Co. (the "Company") issued a press release announcing its traffic results for August 2018. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The Company is also providing an update regarding its third quarter 2018 financial and operational trends.

•
The Company canceled a total of nearly 2,000 flights in July and August 2018 due to thunderstorms and weather-related disruptions (the "cancellations"), primarily impacting Denver, and the Baltimore and Washington, D.C. regions. The Company continues to monitor the progress and projected paths of Hurricane Florence and other known tropical weather systems, the potential impacts of which are not yet evident or included in today's update.

•
As a result of the cancellations, the Company now expects its third quarter 2018 year-over-year available seat mile (ASM) growth to be in the 3.5 to 4 percent range, as compared with its previous year-over-year third quarter 2018 ASM growth guidance in the 4.5 to 5 percent range.

•	The Company estimates a 0.5 to 1.0-point year-over-year benefit to its third quarter 2018 operating revenue per ASM (RASM) as a result of the cancellations.

•	The Company has also experienced continued passenger revenue momentum during third quarter 2018 with solid bookings and strength in close-in yield trends.

•
Based on current bookings and yield trends, and including the year-over-year benefit from the cancellations, the Company now expects its third quarter 2018 RASM to increase in the 1 to 1.5 percent range, year-over-year, as compared with its previous RASM guidance in the range of down one percent to up one percent, year-over-year.

•
On August 29, 2018, the Company implemented a variable pricing structure for its EarlyBird Check-In® product, from a $15 one-way fee to a variable $15, $20, or $25 one-way fee, the benefit from which was included in its previously-provided third quarter 2018 guidance of an expected $70 million to $80 million in pretax benefits associated with its new reservation system capabilities. The Company continues to expect a $70 million to $80 million pretax benefit in third quarter 2018.

•
Based on current cost trends, and including an estimated 0.5 to 1.0-point year-over-year negative impact from the cancellations, the Company now expects its third quarter 2018 operating expenses per ASM (CASM), excluding fuel and oil expense and profitsharing expense, to increase in the 3 to 3.5 percent range, year-over-year, as compared with its previous year-over-year third quarter 2018 CASM growth guidance, excluding fuel and oil expense and profitsharing expense, in the two to three percent range.

•	Based on the Company’s fuel derivatives contracts and market prices as of September 7, 2018, the Company continues to expect its third quarter 2018 fuel costs to be approximately $2.25 per gallon.

The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the

Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company's capacity plans and expectations; (ii) the Company's financial outlook, expectations, and projected results of operations, including specific factors expected to impact the Company's results of operations; (iii) the Company's plans and expectations with respect to its new reservation system, including the Company's related financial and operational expectations and opportunities; and (iv) the Company's expectations related to its management of risk associated with changing jet fuel prices. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) changes in demand for the Company’s services and other changes in consumer behavior; (ii) the impact of a continually changing business environment, economic conditions, fuel prices, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), and other factors beyond the Company’s control, on the Company’s business decisions, plans, strategies, and results; (iii) the impact of governmental regulations and other governmental actions related to the Company's operations; (iv) the Company’s ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (v) the Company’s dependence on third parties; (vi) the volatility of commodities used by the Company for hedging jet fuel and any changes to the Company's fuel hedging strategies and positions; and (vii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

99.1 Registrant's August 2018 Traffic Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

September 12, 2018	By:	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)